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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------


The Board of Directors and Stockholders
Sipex Corporation:

We consent to the use of our report included herein and to the reference to our firm under the heading "Selected Consolidated Financial Data" and "Experts" in the prospectus.

                                            /s/ KPMG Peat Marwick
                                            ---------------------

Boston, Massachusetts
June 26, 1996